EXHIBIT 99.1

Ivanhoe Energy appoints Acting Chief Financial Officer

Calgary, Canada (September 22, 2014) — Ivanhoe Energy Inc. (TSX: IE; NASDAQ: IVAN) today announced the appointment of Blair Vago as the company’s Acting Vice President of Finance and  Chief Financial Officer. Mr. Vago, Ivanhoe Energy’s Divisional Controller in Ecuador, will assume the duties of Vice President of Finance and Chief Financial Officer (CFO) from Greg Phaneuf, whose resignation from the position takes effect on October 10, 2014.

Mr. Vago is a licensed Certified Public Accountant (California) with more than 30 years of experience in finance and accounting. He also has extensive experience in cross-border transactions, merger integration and doing business in Latin America. He has a strong technical understanding of International Financial Reporting Standards (IFRS), U.S. Generally Accepted Accounting Principles (GAAP) and Canadian GAAP.

Mr. Vago’s fluency in English and Spanish, and his first-hand experience working with Ivanhoe Energy in Ecuador for the past four years will be very important assets as the company works to deliver its plan and build value for all of Ivanhoe’s stakeholders.

Mr. Vago has a Masters of Professional Studies (concentration in accounting, finance and hotel management) from Cornell University, Ithaca, NY, and a Bachelor of Arts from State University of New York, Binghamton, NY.

Ivanhoe Energy is an independent international heavy oil exploration and development company focused on pursuing long-term growth in its reserves and production using advanced technologies, including its proprietary heavy oil upgrading process (HTL®). Core operations are in Canada, the United States and Ecuador, with business development opportunities worldwide. Ivanhoe Energy trades on the Toronto Stock Exchange with the ticker symbol IE and on the NASDAQ Capital Market with the ticker symbol IVAN. For more information about Ivanhoe Energy Inc. please visit www.ivanhoeenergy.com.

For further information contact:
Greg Phaneuf (403) 261 1700
Bill Trenaman (604) 331 9834

FORWARD-LOOKING STATEMENTS: This document includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to the potential for commercialization and future application of the heavy oil upgrading technology and other technologies, statements relating to the continued advancement of Ivanhoe Energy's projects, statements relating to the timing and amount of proceeds of agreed upon and contemplated disposition transactions, statements relating to anticipated capital expenditures, statements relating to the timing and success of regulatory review applications, and other statements which are not historical facts. When used in this document, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential," "should," and similar expressions relating to matters that are not historical facts are forward-looking statements. Although Ivanhoe Energy believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the potential that the Company's projects will experience technological and mechanical problems, new product development will not proceed as planned, the HTL® technology to upgrade bitumen and heavy oil may not be commercially viable, geological conditions in reservoirs may not result in commercial levels of oil and gas production, the availability of drilling rigs and other support services, uncertainties about the estimates of reserves, the risk associated with doing business in foreign countries, environmental risks, changes in product prices, our ability to raise capital as and when required, our ability to complete agreed upon and planned asset dispositions, competition and other risks disclosed in Ivanhoe Energy's 2013 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on EDGAR and the Canadian Securities Commissions on SEDAR.